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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 27, 2006

                          OSAGE FEDERAL FINANCIAL, INC.
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             (Exact name of Registrant as specified in its Chaarter)


   UNITED STATES                    0-50666                    27-0080039
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(State or other jurisdiction      (Commission                 (IRS Employer
       of incorporation)          File Number)              Identification No.)

239 EAST MAIN STREET, PAWHUSKA, OKLAHOMA                         74056
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(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (918) 287-2919
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 2.02  RESULTS OF OPERATION AND FINANCIAL CONDITION
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         On October 27, 2006, the Registrant issued a press release to report its results of operations for the quarter ended September 30, 2006. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.


ITEM 8.01 OTHER EVENTS AND REGULATION FD DISCLOSURE
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         On October 27, 2006, the Registrant announced that its Board of Directors had declared a cash dividend of $0.15 per share payable November 21, 2006 to stockholders of record (other than Osage Federal MHC, its mutual holding company) as of the close of business on November 7, 2006. For further information, reference is made to the Registrant's press release, dated October 27, 2006 which is furnished with this Form 8-K as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
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         (c) Exhibits. The following exhibits are furnished with this report.

         Exhibit 99.1 -- Press Release dated October 27, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OSAGE FEDERAL FINANCIAL, INC.


Date:  October 27, 2006            By:/s/ Mark S. White
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                                      Mark S. White
                                      President and Chief Executive Officer